Exhibit 99.2

Investor Presentation April 8, 2020

Disclosures Forward - Looking Statements This Presentation includes “forward - looking statements” regarding Akerna Corp . ("Akerna") and its wholly - owned subsidiary MJ Freeway LLC ("MJF" and, together with Akerna, the "Company"), its financial condition and results of operations that reflect the Company’s current views and information currently available . This information is, where applicable, based on estimates, assumptions and analysis that MJF believes, as of the date hereof, provide a reasonable basis for the information contained herein . Forward - looking statements can generally be identified by the use of forward - looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding MJF’s plans, strategies, objectives, targets and expected financial performance . These forward - looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of MJF and Akerna and their respective officers, employees, agents or associates . Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those vary from forward - looking statements are based . There can be no assurance that the data contained herein is reflective of future performance to any degree . Potential investors are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of MJF, Akerna and their respective officers, employees, agents or associates . All information herein speaks only as of (1) the date hereof, in the case of information about MJF and Akerna, or (2) the date of such information, in the case of information from persons other than MJF and Akerna . None of MJF and Akerna undertake any duty to update or revise the information contained herein . Forecasts and estimates regarding MJF’s industry and markets are based on sources that are believed to be reliable or in compliance with an available exemption from the registration requirements of such act . However, there can be no assurance these forecasts and estimates will prove accurate in whole or in part . No Offer or Solicitation This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended or in compliance with an available exemption from the registration requirements of such act . Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms . None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF or Akerna, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information . None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF, Akerna, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . None of MJF, Akerna and their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein . 2

Complimentary technology Product integration expands Akerna’s TAM into the SMB cultivation market Immediate contribution of positive cash flow EBITDA and free cash flow accretive Leverages Akerna’s infrastructure Trellis’ growth accelerates with Akerna’s resources Investment Highlights 4 Distinguished California - Centric Customers Compelling purchase price of $2.0 million All - stock deal priced at 1.8x 2019 revenue

Strategic Rationale 5 STRATEGIC FIT Expands Akerna’s TAM into SMB cultivation market and strengthens Akerna’s footprint in California PRODUCT FIT Rapid product integration into Akerna’s “Compliance Bus” enables Akerna to scale Trellis outside California, accelerating Trellis’ growth CUSTOMER FIT With SMB and larger single - state operators, Trellis customers funnel to Akerna’s enterprise solution as their scale and needs continue to grow SYNERGIES Leveraging Akerna’s product development & sales infrastructure drives faster and more efficient growth DEAL ECONOMICS 1.8x 2019 revenue multiple is highly accretive to Akerna , demonstrating substantial multiple arbitrage opportunity POSITIVE CASH FLOW Trellis contributes positive cash flow immediately post - integration EXECUTING AKERNA’S M&A STRATEGY Taking advantage of our capital markets advantage, Akerna is able to acquire attractive technology while the private financing environment is challenged +

6 - Pranav Sood, Trellis Founder CRM Analytics Premium Support Company & Deal Overview • California - based SaaS solution for supply chain inventory tracking and compliance for cannabis operators • Serves cultivators, manufacturers and distributors; designed for SMB and larger single - state operators • Trellis is integrated with state and regional track and trace systems • Recurring revenue SaaS model • Akerna is acquiring Trellis for $2.0M in an all - stock transaction priced at Akerna’s 30 - day volume weighted average stock price • Potential for additional shares to selling shareholders based on conversion of identified revenue pipeline • The debt - free transaction is expected to close on Friday, April 10, 2020 Deal Terms Bill of Materials Extraction Cultivation Commerce “Leveraging Akerna’s resources, Trellis will be able to provide clients with additional tools they need to manage their operations, including business intelligence, compliance, reporting, and access to Akerna’s ecosystem of integration partners. I’m thrilled that Trellis is now part of Akerna ”

ACCOUNTING / FINANCE SAP NetSuite Sage We are the essential technology infrastructure for the cannabis supply chain 7 ERP Infrastructure as a Service Compliance BUS REGULATORS State of Washington State of Pennsylvania State of Utah We Own: Mission - Critical Infrastructure We Serve: The Full Supply Chain We Partner, Acquire or Build: Traditional Functionality API INTEGRATIONS Anti - counterfeit Ecommerce HR / Payroll Labs LMS Loyalty Menu Pharmacy Route planning UI Consumers Distribution Cultivation Manufacturing Retail API API